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            FEC                          Roland M. Thomas - COO
FORTUNE ENTERTAINMENT CORPORATION        2700 East Sunset Road, Suite #39
                                         Las Vegas, Nevada NV 89120 USA

                                         Tel: (702) 895 7612 Fax: (702) 435-6129

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Urgent - Confidential Fax
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To:    Steve Holniker                From: Roland M. Thomas - COO

       Amusement World, Inc.               Fortune Entertainment Corporation

Fax:   (410) 747 5343                Page  1
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Phone: (410) 744 3700                Date: Thursday, September 10, 1998
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Re:    Amendment to Manufacturing    CC:   David Jackson - CEO - Fortune
       Agreement
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Dear Steve,

Further to our discussions, please find below sample amendment to the Manufacturing agreement between VLC, Inc. and Amusement World, and the Consent to Assignment of the Manufacturing Agreement to Fortune Entertainment dated 14th of July 1998.

Also let me take this opportunity to reinforce the support of Fortune Entertainment of the Assigned Manufacturing Agreement, and Fortune Entertainment's desire to maintain and strengthen the business cooperation with yourself and Amusement World. As demonstrated by the recent initial pre-manufacturing actions with the two companies. We look forward to a long term mutually profitable relationship.

                                  ----------------------------------------------

Amendment to Manufacturing agreement between VLC, Inc. and Amusement World, Inc., and the Consent to Assignment of the Manufacturing Agreement to Fortune Entertainment dated 14th of July 1998.

Section 4. Covenants - (f) VLC agrees to place Purchase Orders for a minimum of three hundred thirty-three (333) PVA terminals per year for three years. The first year commencing April 24th 1998.

Amendment accepted on behalf of:

Fortune Entertainment Corporation              Amusement World, Inc.


/s/ Roland M. Thomas                           /s/ Stephen Holniker
---------------------------------              ---------------------------------
Roland M. Thomas                               Stephen Holniker



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               FEC                      Bill Danton -- CEO & President
---------------------------------       Roland Thomas, COO
FORTUNE ENTERTAINMENT CORPORATION       144 xxx Street, Second Floor Suite XXX,
                                        xxxxxxxxx Maine, USA
                                        xxx (xxx) xxx xxxx Fax (xxx) xxx xxxx

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Attn: Steve Holniker                    Thursday, March 04, 1999

Amusement World

5821 Baltimore National Turnpike

Baltimore, MD 21228                     Fax (410) 747-5343

Dear Steve,

Further to our conversation, thank you for accepting the suggested variation to the "Manufacturing Agreement" dated April 24th 1997, between Amusement World, Inc., and VLC, Inc., the covenants of which are now the responsibility of Fortune Entertainment Corporation in replacement of VLC, Inc. Please find below a suitable amendment to the agreement. If you would please indicate your acceptance by signing below and fax return as soon as possible.

SECTION 4. Covenants.

(f) VLC agrees to place Purchase Orders for a minimum of three hundred thirty three (333) PVA Terminals per year during three (3) years commencing January First, Nineteen Hundred and Ninety Nine (01/01/99)

On behalf of Fortune Entertainment Corporation

/s/ Roland M. Thomas
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Roland M. Thomas -- Chief Operating Officer

Accepted on behalf of Amusement World, Inc.

/s/ Stephen Holniker
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Stephen Holniker -- President